INTANGIBLE ASSETS, NET (Details) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2012		Sep. 30, 2011
Land-use rights	$ 670		$ 646
Less: accumulated amortization	(37)		(17)
Intangible assets, net	$ 633	[1]	$ 629	[1]

[1]	All of the VIE's assets can be used to settle obligations of their primary beneficiary. Liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company's general assets (Note 3).